UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/27/2009

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers

2009 Base Salaries and 2008 Bonuses

On January 27, 2009, the Compensation Committee of our Board of Directors, or Board, determined and approved the 2008 bonus and 2009 base salary for each of Dynavax's named executive officers other than our President and Chief Executive Officer, or CEO, and the Chief Executive Officer of Dynavax Europe. The Compensation Committee made recommendations to our Board for 2008 bonus and 2009 base salary compensation for our CEO. On January 28, 2009, the Board of Directors reviewed the recommendation of the Compensation Committee and determined and approved the 2008 bonus and 2009 base salary for the CEO (with such individual being recused from the review and deliberations) and delegated authority to the CEO to determine the 2008 bonus and 2009 base salary for the Chief Executive Officer of Dynavax Europe.

2009 Base Salaries. The 2009 base salary for each named executive officer remains the same as 2008 base salary other than for Robert L. Coffman, Ph.D., Vice President and Chief Scientific Officer, whose 2009 base salary was increased to $305,000.

2008 Bonus Payments. The approved 2008 bonuses for our named executive officers were as set forth below:

Name and Title                                                                                  2008 Bonus

Dino Dina, M.D.                                                                                 $ 146,880

President and Chief Executive Officer

Robert L. Coffman, Ph.D.                                                                  $ 118,067
Vice President and Chief Scientific Officer

Zbigniew Janowicz, Ph.D.                                                                $ 110,365(1)

Chief Executive Officer, Dynavax Europe

Michael S. Ostrach                                                                            $ 110,520

Vice President, Chief Business Officer and General Counsel

Deborah A. Smeltzer                                                                         $ 111,078
Vice President, Operations and Chief Financial Officer

_______________

(1)        The 2008 bonus of 84,332 Euro for the Chief Executive Officer of Dynavax Europe was converted using the daily average interbank Euro to USD rate of 1.30870 on January 30, 2009, the date of approval by the CEO.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: February 02, 2009	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President